EXHIBIT 10.1
MASTER LEASE OF PERSONAL PROPERTY
M&I Equipment Finance Company (“Lessor”) And
Winland Electronics, Inc. (“Lessee”)
1950 Excel Drive
Mankato, MN 560015903
June 28, 2006
Master Lease #26308
Dated June 28, 2006
Terms and Conditions of Master Lease of Personal Property
This Master Lease of Personal Property (the “Master Lease”) is effective as of the date listed above, and is made and entered into by and between the Lessor and Lessee, both identified above. If more than one party executes the Master Lease and any Lease as Lessee, each shall be jointly and severally liable hereunder.
1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases and rents from Lessor the personal property (together with all attachments, replacement parts, substitutions, additions, repairs and accessories incorporated therein, and/or affixed thereto, and proceeds thereof, referred to as “Equipment”) as set forth in each Equipment Lease executed pursuant to this Master Lease (each a “Lease”) incorporating by reference all of the terms and conditions of this Master Lease (the term “Master Lease” shall also include any riders or attachments to this Master Lease entered into with respect to a Lease and all of the other documents and agreements executed in connection herewith and therewith).
2. TERM OF LEASE. This Master Lease is effective as of the date specified above and shall be non-cancelable so long as any Lease entered into pursuant to this Master Lease is continuing. Thereafter, this Master Lease may only be canceled by Lessor in its sole discretion. By entering into a Lease, Lessor leases the Equipment described therein to Lessee, and Lessee leases such Equipment from Lessor, in each case, subject to the terms and conditions in this Master Lease and such Lease and all of the other documents and agreements executed in connection herewith and therewith. Each Lease, incorporating the terms and conditions of this Master Lease, will constitute a separate lease. The “Commencement Date of Lease” with respect to each item of Equipment leased under a Lease shall commence on the date of execution of such Lease and continue until the total number of “consecutive rental payments” as specified in the Lease, shall have been made.
3. RENTAL. Lessee agrees to make all rental payments to the Lessor as specified in the applicable Lease. Payment of said rental shall be made on the dates specified in the Lease at the office of Lessor, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or to such other person, firm or corporation at such other place as Lessor may from time to time designate in writing. Lessor and Lessee acknowledge that the Payment Schedule specified on the Lease was based on the Equipment being delivered and placed in service during the current calendar year specified in the Lease, and agree that the Payment Schedule specified in the Lease will be modified if all or a portion of the Equipment is not delivered or placed in service during the calendar year specified in the Lease. In such event, Lessor will prepare an amendment to the Lease modifying the original Payment Schedule specified therein to maintain the economic yield that Lessor had anticipated at the signing of the Lease. Lessee agrees to promptly execute and deliver such amendment to the Lease. In the event a portion, but not all, of the Equipment is delivered and placed in service during the calendar year specified in the Lease, Lessee agrees to execute and deliver a Modified Delivery and Acceptance Agreement as to the portion of the Equipment delivered and placed in service.
The Payment Amount on each Lease equals the Total Cost times the applicable Rental Factor (or Factors where there is more than one Payment Amount in a Payment Schedule). The number of Payment Amounts and their timing is the Payment Schedule. The Payment Schedule will remain the same provided the Commencement Date of Lease (as defined in the Lease) is within 2 business days of the Swap Rate Date. If the Commencement Date of Lease occurs after this time, the Rental Factor will be adjusted for every basis point change in the Swap Rate from the date on the Lease to the Commencement Date of Lease. Lessor may adjust a Lease’s Payment Amount if there is a difference between the Swap Rate listed on the Lease and the half-term LIBOR Swap Rate as published by the United States Federal Reserve Board on that Lease’s Commencement Date of Lease. For a 10 basis point movement in the LIBOR swap rate, Lessor may adjust the Rental Factor(s) by the Rental Factor Change Rate set forth on the Lease. Lessor may then multiply the adjusted Rental Factor(s) by the Total Cost to arrive at the adjusted Payment Schedule.
4. FINANCE LEASE. Lessor will, subject to the terms of the applicable Lease and this Master Lease, purchase the Equipment as set forth in the “Equipment Location and Description” section of the Lease, and simultaneously lease such Equipment to Lessee. Lessor and Lessee agree that each Lease incorporating by reference the terms of this Master Lease is a “finance lease” within the meaning of Article 2A of the Uniform version of the Uniform Commercial Code (U.C.C.). Lessee acknowledges receipt of a copy of the contract evidencing Lessor’s purchase of the Equipment.
5. SELECTION OF EQUIPMENT — NO WARRANTIES BY LESSOR AS TO MERCHANTABILITY OR FITNESS. LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE TYPE, QUANTITY AND SUPPLIER OF THE EQUIPMENT THAT IT HAS REQUESTED LESSOR TO PURCHASE FOR LEASING TO LESSEE. LESSEE AGREES THAT THE EQUIPMENT AND EACH PART OR UNIT THEREOF IS OF A DESIGN, SIZE, QUALITY AND CAPACITY REQUIRED BY LESSEE AND IS SUITABLE FOR ITS PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY

OR COVENANT, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE; AND LESSOR DOES HEREBY SPECIFICALLY DISCLAIM ANY WARRANTY EXPRESS OR IMPLIED OF MERCHANTABILITY OR FITNESS, OR WITH RESPECT TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY OR SUITABILITY OF EQUIPMENT OR AGAINST ANY PATENT OR LATENT DEFECTS THEREIN OR THE ABSENCE OF INFRINGEMENT UPON ANY PATENTS, COPYRIGHTS, TRADEMARKS, LICENSES, OR OTHER INTELLECTUAL PROPERTY RIGHTS. LESSEE SPECIFICALLY WAIVES ANY CLAIM AGAINST LESSOR FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR THE INADEQUACY THEREOF FOR ANY PURPOSE OR FOR ANY DEFICIENCY OR DEFECT THEREIN, OR FOR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO, OR ANY LOSS OF BUSINESS, CONSEQUENTIAL DAMAGES OR FOR ANY DAMAGE WHATSOEVER OR HOWSOEVER CAUSED. LESSEE FURTHER AGREES TO ACCEPT DELIVERY OF THE EQUIPMENT AND THAT THE VALIDITY OF THIS MASTER LEASE AND ANY RELATED LEASE SHALL NOT BE AFFECTED BY ANY DELAY IN SHIPMENT BY THE SUPPLIER. NO DEFECT OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR THE PERFORMANCE OF OTHER TERMS OF THIS MASTER LEASE AND ANY RELATED LEASE. LESSEE HEREBY AUTHORIZES LESSOR TO ADD TO THE LEASE THE SERIAL NUMBER OF EACH ITEM OF EQUIPMENT DELIVERED, THE DATE OF SHIPMENT AND OTHER MATERIAL INFORMATION. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON IT AGAINST LESSOR BY SECTIONS 508 THROUGH AND INCLUDING 522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE OR COMPARABLE PROVISIONS OF APPLICABLE LAW.
6. LEASE DEPOSIT. Lessor acknowledges that Lessee has paid with the execution of the Lease the sum specified under “Lease Deposit” in the Lease, to be held by Lessor as a lease deposit and not as an advance rental payment. If Lessee, at the expiration of a Lease or any renewal or extension thereof, shall not be in default under that Lease or this Master Lease or under any other lease or contract in effect between the parties, and shall have paid to Lessor all amounts due to Lessor specified in the Lease, and shall have returned to Lessor the Equipment in the condition provided in Paragraph 10 hereof, or made such other disposition thereof as may be directed by Lessor, Lessor shall thereupon refund to Lessee the lease deposit without interest. In the event, however, of any default at any time in any of the terms, provisions and conditions hereof or any other lease or contract between the parties, or should Lessee fail to return the Equipment in the condition and at the time required under Paragraph 10, Lessor may, but shall not be obligated to, apply the lease deposit to cure such default, in which event Lessee shall promptly restore the lease deposit to the full amount specified in the Lease. Lessor shall also have the right and privilege at its discretion to apply the lease deposit or any portion thereof to any other lease(s) and/or contract(s) outstanding between Lessor and Lessee to cure a default in such lease(s) and/or contract(s) or to apply to any deficiency arising out of such other Lease(s) and/or contract(s).
7. LOCATION AND RIGHT OF INSPECTION. The Equipment at all times shall be located at the address of Lessee specified in the Lease or such other place as shall be mutually agreed upon between Lessor and Lessee. Lessor shall at any and all times during business hours have the right to enter into and upon the premises where the Equipment may be located for the purpose of inspecting the same or observing its use. Lessee shall not move the Equipment from the location specified in the Lease, except with the prior written consent of Lessor. Lessee shall promptly advise Lessor of any circumstances which may in any manner affect any item of Equipment or in any manner affect Lessor’s title thereto.
8. TITLE AND USE. Title to all of the Equipment shall at all times be solely in Lessor or its assignee, and Lessee shall have no interest or claims thereto or therein except as provided in the Lease and herein. Lessee shall, however, unless default shall occur as hereinafter provided, have the right to possession of said Equipment and the quiet enjoyment thereof. Lessee shall at all times use the Equipment in a careful and proper manner and shall comply with all laws, ordinances and regulations in any manner relating to the possession, use or maintenance of the Equipment, and shall if directed by Lessor affix to the Equipment in a prominent place and maintain thereon any labels, plates or other identifying markings indicating that the Equipment is the property of Lessor. Lessee will not sublet, mortgage, pledge, sell or otherwise encumber or dispose of the Equipment or its interest therein. Lessee shall keep the Equipment free from any and all liens and claims, and shall not do or permit anything whereby Lessor’s title or rights may be encumbered or impaired. If Lessee has made a deposit to the Equipment supplier, Lessee agrees that upon refund of those funds from Lessor that Lessee shall have no interest in the Equipment other than those interests provided elsewhere herein and that title to the Equipment will pass directly from the vendor to Lessor.
9. OPERATION OF EQUIPMENT. Lessee will use the Equipment only in the normal course of its business and only for the purposes for which the Equipment was designed. Lessee assumes all risks and liability for the Equipment and for the use, possession, operation, maintenance, storage and condition thereof, and for injuries or death resulting to persons and damage resulting to property arising from or incident to such use, operation, possession, maintenance, storage and condition, whether such injuries, death or damage be to agents or employees of lessee or their property, or to third parties or their property. Lessee will save and hold Lessor harmless from all losses, damages, claims, penalties, liabilities and expenses, including attorney’s fees, of whatsoever nature arising or incurred because of or incident to the use, possession, operation, maintenance, storage and condition of the Equipment.
10. RETURN OF EQUIPMENT. Upon expiration and/or termination of each Lease, Lessee shall at its expense, immediately return the Equipment to Lessor at such place as Lessor may designate in the same condition and appearance as when received by Lessee (reasonable wear and tear from proper use excepted) and in good working order for the original intended purpose of the Equipment. The Equipment shall be de-installed, disassembled and crated by an authorized manufacturer’s representative or such other service person as is satisfactory to Lessor. Until Lessee has fully complied with the requirements in this section, Lessee’s rent payment obligation and all other obligations under the Lease and this Master Lease shall continue from month to month notwithstanding any expiration or termination of the lease term specified in the Lease.

11. REPAIRS AND ALTERATIONS. Lessor shall not be obligated to service the Equipment or make any repairs or replacements. Lessee shall not incur for Lessor’s account or liability any expense for service, repairs, or replacements without Lessor’s prior written consent. Lesee shall maintain the Equipment so as to meet or exceed the Equipment manufacturer’s recommended maintenance schedule. Lessee shall also effect and bear the expense of all necessary repairs, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, normal wear and tear excepted. Any addition, improvements and replacements shall become the property of Lessor and shall be deemed to be a part of the leased Equipment.
12. INSURANCE. For each Lease, Lessee shall (a) keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof, as determined by Lessor; (b) maintain public liability and property insurance, in an amount determined by Lessor, but in which the limits of public liability shall not be less than Two Million Dollars ($2,000,000) per person and Two Million Dollars ($2,000,000) per accident and in which the property damage liability shall not be less than Two Million Dollars ($2,000,000), unless other limits are agreed to in the Lease, protecting and indemnifying Lessor against any injury to person or any damage to property arising by reason of the use, operation or maintenance of the Equipment; and (c) if requested by Lessor, maintain such other insurance, including products liability insurance in such an amount as shall be required by Lessor, and maintain in full force and effect at all times worker’s compensation insurance which shall cover any and all claims for injury to any worker, employee, or agent of Lessee arising out of use, operation or maintenance of the Equipment. All such insurance shall be in form and amount and with companies approved by Lessor, and shall name Lessor and any assignee as lender’s loss payee and additional insured. Lessee shall pay the premiums therefore and deliver the policies, or evidence thereof, to Lessor. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor thirty (30) days’ written notice before the policy in question shall be altered or cancelled. As to Lessor’s interest in such insurance, no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss. The proceeds of insurance shall, at the option of Lessor, be applied (a) toward the replacement, restoration or repair of the Lease’s Equipment, or (b) toward payment of the obligations of Lessee under such Lease. Lessee hereby appoints Lessor as Lessee’s attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage or returned or unearned premiums under any insurance policy. In case of failure of Lessee to procure or maintain insurance as herein specified, Lessor shall have the right, but shall not be obligated, to effect such insurance, and in such event, the cost thereof shall be repayable to Lessor with the next installment of rent due under the Lease, and failure to repay the same shall carry with it the same consequence, including the late charge and interest provided in Paragraph 20 hereof.
13. TAXES. Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances and shall promptly pay or reimburse Lessor for all license fees, registration fees, assessments, charges and taxes (municipal, state and federal), including personal property taxes and any sales, use, or other transactional tax which may now or hereafter be imposed in connection with the Master Lease, any related Lease, possession or use of the Equipment, and including any penalties, interest, or delinquency charges accruing by reason of Lessee’s nonpayment. In addition, Lessee shall pay all expenses including legal fees where, with Lessee’s consent, the validity or amount of any tax or assessment shall be challenged.
14. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. In the event Lessee shall fail to promptly perform any of its obligations under any provision of the Lease and this Master Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys’ fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of eighteen percent (18%) per annum thereon until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.
15. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever; and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or of any other obligation under this Master Lease. In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee, at the option of Lessor, will: (a) replace the same with like equipment in good repair, or (b) pay Lessor in cash all of the following: (i) all amounts then owed by Lessee to Lessor under the Lease, (ii) an amount equal to thirty percent (30%) of the actual cost of said item, (iii) the unpaid balance of the total rent for the initial term of the Lease attributable to said item, less any proceeds of insurance thereon received by Lessor, and (iv) any license fees, registration fees, assessments, charges and taxes (municipal, state and federal), including personal property taxes and any sales, use, or other transactional tax, and including any penalties, interest, or delinquency charges, that have accrued, will be assessed, or are otherwise due and owing in connection with the Lease, possession or use of the Equipment. Upon Lessor’s receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in said item, in its then condition and location, without warranties, express or implied. The parties hereto agree that the sum of the amount numbered (ii) and (iii) will equal the fair value of said item on the date of such loss, theft, damage or destruction.
16. DEFAULT. An event of default shall occur if: (i) Lessee fails to pay any rent or other amount provided in the Lease within ten (10) days after the same is due and payable, or (ii) Lessee fails to perform any other provision hereof within ten (10) days after notice thereof from Lessor, or (iii) Lessee dies or ceases to exist, or (iv) Lessee is adjudicated a bankrupt, suspends business, becomes insolvent, makes an assignment for the benefit of creditors or enters into or petitions for a creditor’s arrangement, or (v) an attachment be levied or a lien be filed against any of Lessee’s property or against equipment or a receiver be appointed for any of Lessee’s property, or (vi) Lessee fails to use the Equipment strictly in compliance with all municipal, state and federal regulatory agency requirements, or (vii) any guarantor of the Lease and/or this Master Lease defaults on any obligation to Lessor or any of the above-listed events of default occur with respect to any guarantor or any such guarantor dies or ceases to exist or files or has filed against it a petition under bankruptcy law, or (viii) Lessee attempts to remove, sell, transfer, encumber or sublet the Equipment or any item thereof, (ix) any default or event of default under any note, borrowing or agreement to which Lessee is a party, now existing or hereafter entered into, including those between Lessee and M&I Marshall and Ilsley Bank or its subsidiaries; (x) any representation or statement made by

Lessee in connection with this Master Lease and any Lease is false or misleading in any material respect; or (xi) Lessee breaches any warranty contained herein, including, but not limited to, the warranty ser forth in Section 27. Upon the occurrence of an event of default, Lessor, at its option, may: (a) declare all sums due and to become due under the Lease immediately due and payable; (b) sue for and recover all rents and other amounts then accrued, due and owing, or thereafter accruing under the Lease, including Lessor’s estimated residual value of the Equipment if such Equipment has not been returned to Lessor, and including all taxes and other charges described in Paragraph 13 of this Master Lease; (c) take possession of the Equipment and for the purpose thereof, enter the premises on which the Equipment is located without notice, court order or other process of law (damages occasioned by such taking are expressly waived by Lessee), and thereupon Lessee’s right to possession and use of the Equipment shall terminate, but Lessee shall be and remain liable for the total rent for the term as set forth in the Lease; (d) sell or lease any or all items of Equipment at public or private sale for cash or on credit or, if leased, to such persons and upon such terms as Lessor shall elect, and recover from Lessee all costs of taking possession, storing, repairing and selling or leasing the Equipment, together with an amount equal to ten percent (10%) of the actual cost to Lessor of the items of Equipment sold or leased and the unpaid balance of the total rent for the initial term of this Master Lease specified in the Lease and attributable to the items of Equipment sold or leased less the net proceeds of such sale or the total rent under the Lease; (e) terminate the Lease as to any or all items of Equipment specified therein; (f) terminate any other Lease as to any or all items of Equipment specified therein and recover from Lessee as to each item subject to such termination the value at the time of such termination of the excess, if any, of the amount of rent reserved in the Lease and/or any other Lease for said item(s) for the balance of the term specified in the Lease or such other Lease(s) hereof over the then reasonable rental value of said item(s) for the same period(s) of time. No right or remedy conferred upon or reserved to Lessor by this Master Lease shall be exclusive of any other right or remedy herein or by law provided; all rights and remedies conferred upon Lessor by this Master Lease or by law shall be cumulative and in addition to every other right or remedy available to Lessor. In the event of any default on the part of Lessee, Lessee shall pay in addition to any late payment charges that maybe due under Paragraph 20 hereof all costs, expenses and disbursements incurred by Lessor in exercising its rights or remedies hereunder or enforcing any of the provisions or terms hereof, including attorneys’ fees and court costs. In the event Lessor shall elect to sue for and recover all rents and other amounts then due or thereafter accruing under the Lease or any extension hereof, such accelerated rental shall be discounted at an annual rate of two percent (2%) or such other discount rate as specified in the Lease.
17. NO ASSIGNMENT BY LESSEE. Without the prior written consent of Lessor, Lessee shall not (a) assign, transfer, pledge or hypothecate the Lease, this Master Lease, the Equipment or any part thereof, or any interest therein, or (b) sublet or rent the Equipment or any part thereof or permit the Equipment or any part thereof to be used by anyone other than Lessee or Lessee’s employees. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Lessee or any other person. The conditions hereof shall bind any permitted successors and assigns of Lessee.
18. LESSOR’S ASSIGNMENT. Lessee acknowledges and agrees that Lessor may assign or sell all or part of the Lease and this Master Lease to a bank, other financial institution, or any other person, and that such assignee or buyer shall be entitled to all of the benefits of the Lease and this Master Lease including all credit and financial information that Lessee shall have theretofore or thereafter submitted to Lessor. In connection therewith, Lessee agrees: (a) to recognize any such assignment upon receipt of written notice thereof; (b) to accept the directions, demands or consents of such assignee in place of those of Lessor; (c) to pay all rent under the Lease as directed by such assignee; (d) not to terminate the Lease or the Master Lease; and (e) not to set up against such assignee any defenses, setoffs, or counterclaims which it may have against Lessor in regard to the payment of rent hereunder.
19. PERSONAL PROPERTY. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to what is permanent by means of cement, plaster, nails, bolts, screws or otherwise.
20. LATE PAYMENT. Should Lessee fail to pay any part of the rent or any other sum required to be paid by Lessee to Lessor under the Lease and this Master Lease within 10 days after the due date thereof, Lessee shall pay to Lessor interest on such delinquent payment from the due date thereof until paid at the rate of 18% per annum, which Lessee acknowledges is a reasonable charge to cover Lessor’s expenses therewith.
21. OFFSET. Lessee hereby waives any and all existing and future claims and offsets against any rent or other payments due under the Lease and this Master Lease, and agrees to promptly pay the rent and other amounts due under the Lease and this Master Lease regardless of any offset or claim which maybe asserted by Lessee or on its behalf. Lessee further acknowledges that neither the manufacturer nor vendor of the leased Equipment, including their agents and employees, were or are the agent or under the supervision of the Lessor, nor was or is the Lessor in any manner the agent of the manufacturer or vendor.
22. NON-WAIVER. Time is of the essence. Lessor’s failure at any time to require strict performance by Lessee of any of the provisions of the Lease and this Master Lease shall not waive or diminish Lessor’s right thereafter to demand strict compliance therewith or with any other provision of the Lease and this Master Lease. Waiver of any default shall not waive any other default. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy. No covenant or condition of this Master Lease may be waived except by the written consent of Lessor.
23. NO ABATEMENT IN RENT. Each Lease is irrevocable for the full term hereof and until the aggregate rentals provided for in the Lease have been paid by Lessee. Rent shall not abate during the term specified in the Lease because Lessee’s right to possession of the Equipment has terminated, because the Equipment has been repossessed, or for any other reason.

24. NOTICES. Service of all notices under this Master Lease shall be sufficient if given personally or mailed to the party involved at its respective address herein set forth or at such address specified in the Lease, or at such address as may be provided in writing from time to time. Any notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.
25. OTHER DOCUMENTS. Should Lessee be domiciled or reside in a state which has adopted the Uniform Commercial Code (“Code”) or if the Equipment shall be located in such state, and if at any time this transaction shall be construed to be a security transaction, the Lease and this Master Lease shall be deemed to be the security agreement, Lessor shall be the secured party herein and Lessee the debtor. Lessee hereby authorizes Lessor to file financing Statements describing the Equipment, and amendments to such financing statements, under the Code in all places where necessary to perfect Lessor’s interest in the Equipment; provided, however, that nothing herein, nor the execution of any financing statement, shall constitute an acknowledgment that this transaction is subject to the Code.
26. SUCCESSORS. The Lease and this Master Lease shall be binding upon and inure to the benefit of the heirs, administrators, successors and assigns of the parties hereto.
27. STATEMENTS. Lessor may require at any reasonable time, and Lessee agrees to promptly furnish, statements setting forth the financial condition and operations of Lessee. Lessee warrants that all financial statements, including but not limited to interim statements, delivered to Lessor have been prepared in accordance with generally accepted accounting principles, are accurate representations of the matters contained therein and that there have been no material adverse changes in Lessee’s financial condition since the date of the applicable financial statement.
28. VEHICLES. If any item of Equipment is a motor vehicle, Lessee shall (a) permit only licensed drivers to operate same who shall be employees of Lessee or any permitted sublessee; (b) use the vehicle for its own needs and not for hire; (c) do nothing which shall increase or suspend insurance coverage thereon; and (d) assume sole responsibility for the payment of wages, unemployment and worker’s compensation insurance and social security requirements of such employees.
29. DEFAULT — WHERE ADDITIONAL MASTER LEASES OR LEASES. If Lessee fails to pay any rent or other amount due under any other lease, contract or Lease, whether heretofore or hereafter entered into, within ten (10) days after the same is due and payable, or if any other event of default occurs under any other lease, contract or Lease, it shall constitute a default under all leases, contracts or Leases including the Lease and this Lease. If the Lease, this Master Lease or any other lease, contract or Lease heretofore or hereafter entered into between Lessor and Lessee shall be determined to be a security transaction, or if Lessee shall default resulting in liquidation, resale or re-leasing of the leased equipment, then and in such event Lessor shall be deemed to have as of the date hereof and is granted a security interest in all of the leased equipment described in all Leases, contracts and/or leases then outstanding between Lessor and Lessee, and the proceeds from any such liquidation, resale or releasing shall be applied by Lessor to the aggregate total of obligations due and to become due to it plus its charges, expenses and reasonable attorneys’ fees.
30. CHANGE IN OWNERSHIP. The entire indebtedness under the Lease and this Master Lease shall become immediately due and payable in full at the option of Lessor, without notice, upon a transfer, sale or conveyance of more than 49% of the common or other voting stock of or other ownership interest in Lessee or any Guarantor.
31. COUNTERPARTS AND ELECTRONIC SIGNATURE AND STORAGE. The Lease and this Master Lease and all documents related thereto each may be executed in any number of counterparts and by facsimile, electronic or digital signature, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. Lessor and Lessee acknowledge and agree that: (a) the Lease and this Master Lease and all documents and information related thereto may be reproduced and stored in any electronic format, and the originals so reproduced destroyed; and (b) any such electronic copy shall be deemed an original, shall be admissible in any court or other proceeding, and shall be enforceable against the parties thereto, whether or not the original is in existence and whether or not such reproduction was made or preserved by Lessor in the regular course of business.
32. MISCELLANEOUS.
a. A provision of the Lease and/or this Master Lease which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
b. The Lease and this Master Lease shall be governed by and construed in accordance with the laws of the State of Wisconsin. In the event of any ambiguity or conflict as between the terms of this Master Lease or the Lease, the terms of the Lease shall control.
c. The Lessor may enforce any claim arising out of any Lease and this Master Lease in any state or federal court having subject matter jurisdiction for or located in Milwaukee County, Wisconsin. For the purpose of any action or proceeding instituted with respect to any such claim, the Lessee hereby irrevocably submits to the jurisdiction of such courts. The Lessee irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Lessee and agrees that such service, to the fullest extent permitted by law (a) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding, and (b) shall be taken and held to be valid personal service upon personal delivery to it. Nothing herein contained shall affect the right of the Lessor to serve process in any other manner permitted by law or preclude the Lessor from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The Lessee hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any state or federal court located in or for Milwaukee County, Wisconsin and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.
d. LESSEE AND LESSOR UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTIONS BASED UPON OR ARISING OUT OF ANY LEASE AND THIS MASTER LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL EMCOMPANSSING OF ANY AND ALL DISPUTES THAT MAY BY FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS MASTER LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. ANY LEASE AND THIS MASTER LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
e. This Master Lease and any Lease and Addendums thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.
This contract is subject to all terms and conditions contained in the Master Lease of Personal Property document which Lessee acknowledges having read.

This Lease shall not be binding upon Lessor until accepted by Lessor at its office in Milwaukee, Wisconsin.	THIS LEASE IS NON-CANCELABLE AS PROVIDED IN SECTION 2 HEREOF

Accepted: June 30, 2006	Date of Lease: June 28, 2006
Lessor: M&I Equipment Finance Company	Lessee: Winland Electronics, Inc.
By: /s/ (illegible), VP	By: /s/ Brian D. Lawrence, Controller
Authorized Signature and Title	Authorized Signature and Title

Witness: /s/ Lorin E. Krueger, Secretary
Secretary or Other Corporation Officer or
Witness